UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): December 21, 2009
ENSCO International Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8097	76-0232579

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 North Akard Street
Suite 4300
Dallas, Texas 75201-3331

(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (214) 397-3000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.01 Notice of Delisting.
Item 3.03 Material Modification to Rights of Security Holders.
Item 5.01 Changes in Control of Registrant.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Index to Exhibits
EX-4.1
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7
EX-10.8
EX-10.9
EX-10.10
EX-10.11
EX-10.12
EX-10.13
EX-10.14
EX-10.15
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
Supplemental Indenture
     On December 22, 2009, ENSCO International Incorporated, a Delaware corporation (“Ensco Delaware”), Ensco International plc, a public limited company organized under English law (“Ensco UK”) and Deutsche Bank Trust Company Americas, as trustee, entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture dated November 20, 1997 (as supplemented by the First Supplemental Indenture dated November 20, 1997, the “1997 Indenture”). In connection with the Second Supplemental Indenture, Ensco UK became a guarantor under the 1997 Indenture. The Second Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Second Supplemental Indenture is qualified in its entirety by reference to such Exhibit to this Current Report on Form 8-K.
Credit Agreement
     Ensco Delaware is a party to the Amended and Restated Credit Agreement dated as of June 23, 2005, among Ensco Delaware, as Borrower, ENSCO Offshore International Company, a Cayman Islands exempted company, as Borrower, Citibank, N.A., as Administrative Agent, and the other syndication agents, book managers, sole lead arranger and lenders party thereto (the “Credit Agreement”). On December 22, 2009, the parties thereto agreed to amend the Credit Agreement in connection with the Redomestication (as such term is defined in Item 2.01 below), subject to the satisfaction of certain conditions, to add Ensco UK and ENSCO Global Limited, a Cayman Islands exempted company, as guarantors thereunder and to make certain other changes (the “Credit Agreement Amendment”).
     In connection with the Credit Agreement Amendment and the Redomestication, on December 22, 2009, Ensco Delaware agreed to enter into, subject to the satisfaction of certain conditions, an Amended and Restated Guaranty (the “Guaranty”) among Ensco UK, Ensco Delaware and ENSCO Global Limited, each as Guarantors, in favor of Citibank N.A., as Administrative Agent, under the Credit Agreement, as amended by the Credit Agreement Amendment.
Deed of Assumption and Plan Amendments
     On December 22, 2009, Ensco UK executed a Deed of Assumption (the “Deed of Assumption”) pursuant to which Ensco UK (i) adopted and assumed, as of the Effective Time (as such term is defined in Item 2.01 below), the following equity incentive and compensation plans and related agreements of Ensco Delaware, including all awards issued or granted thereunder (each, an “Assumed Plan” and collectively, the “Assumed Plans”): The Ensco Multinational Savings Plan, ENSCO International Incorporated 2005 Long-Term Incentive Plan, ENSCO International Incorporated 1998 Incentive Plan and ENSCO International Incorporated 2000 Stock Option Plan, and (ii) assumed, as of the Effective Time, certain rights and obligations under the following compensation and benefit plans of Ensco Delaware which will remain sponsored by Ensco Delaware: ENSCO Savings Plan, ENSCO 2005 Supplemental Executive Retirement Plan, ENSCO 2005 Non-Employee Director Deferred Compensation Plan, ENSCO Supplemental Executive Retirement Plan, and ENSCO Non-Employee Director Deferred Compensation Plan (each, a “Remaining Plan” and collectively, the “Remaining Plans” and, together with the Assumed Plans, the “Plans”). The Deed of Assumption is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Plans have been amended, effective as of the Effective Time, (i) to transfer the responsibility for maintaining and sponsoring the Assumed Plans to Ensco UK, to have Ensco UK adopt and assume the Assumed Plans as of the Effective Time and to provide for the appropriate substitution of Ensco UK in place of Ensco Delaware where applicable; (ii) to the extent any Assumed Plan or Remaining Plan provides for the grant, issuance, acquisition, delivery, holding or purchase of, or otherwise relates to or references, shares of common stock of Ensco Delaware, then after the Effective Time, to provide that such plan shall be deemed to provide for the grant, issuance, acquisition, delivery, holding or purchase of, or otherwise relate to or reference, ADSs (as such term is defined in Item 2.01 below), or benefits or other amounts determined by reference to such ADSs, on a one-for-one basis; (iii) to transfer and adjust all outstanding equity-based awards that have been granted under the Assumed Plans and

Remaining Plans, as of the Effective Time, to ADSs or rights over ADSs, as applicable, which are exercisable, issuable, held, available or which vest upon the same terms and conditions as under the applicable plan and the applicable award document or agreement issued thereunder, except that upon the exercise, issuance, holding, availability or vesting of such awards, ADSs shall be issuable or available on a one-for-one basis, or benefits or other amounts shall be determined by reference to such ADSs; (iv) to affirm the original intent that the Merger (as such term is defined in Item 2.01 below) does not constitute a “Change in Control,” a “Change of Control” or any similar phrase or concept defined under the Plans, and (v) to comply with applicable English or U.S. corporate or tax law requirements (collectively, the “Plan Amendments”). Copies of the Plans which have been amended in connection with the Redomestication (or the amendments to such Plans), are filed as Exhibits 10.2-10.11 to this Current Report on Form 8-K and are incorporated herein by reference.
     The foregoing summaries of the Deed of Assumption and Plan Amendments are qualified in their entirety by reference to the corresponding Exhibits to this Current Report on Form 8-K.
Indemnification Agreements
     The information under the heading “Indemnification Agreements” in Item 5.02 of this Current Report on Form 8-K is incorporated by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On December 23, 2009, Ensco Delaware completed the reorganization of the corporate structure of the group of companies controlled by Ensco Delaware, pursuant to which Ensco UK became the publicly-held parent company of such group of companies (the “Redomestication”). In connection with the transactions related to the Redomestication and pursuant to the Agreement and Plan of Merger and Reorganization, dated as of November 9, 2009, between Ensco Delaware and ENSCO Newcastle LLC, a Delaware limited liability company (“Ensco Mergeco”) and wholly-owned subsidiary of ENSCO Global Limited, a Cayman Islands exempted company (“Ensco Cayman”) and wholly-owned subsidiary of Ensco Delaware (the “Merger Agreement”), Ensco Delaware merged with Ensco Mergeco (the “Merger”), with Ensco Delaware surviving the Merger as a wholly-owned subsidiary of Ensco Cayman. In connection with the Merger, which was effective at 12:01 a.m., Eastern Time, on December 23, 2009 (the “Effective Time”), Ensco Cayman became a wholly-owned subsidiary of Ensco UK. Pursuant to the Merger Agreement, each issued and outstanding share of common stock of Ensco Delaware at the Effective Time was converted into the right to receive one American depositary share (collectively, the “ADSs”), which represents one Class A Ordinary Share, par value $0.10 per share of Ensco UK. The ADSs will trade on the New York Stock Exchange (“NYSE”) under the symbol “ESV”, the symbol for Ensco Delaware common stock prior to the Effective Time.
     The issuance of the ADSs was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form F-6 (File No. 333-162978), which was declared effective by the Securities and Exchange Commission (“SEC”) on December 1, 2009, and the issuance of the Class A Ordinary Shares was registered under the Securities Act pursuant to a registration statement on Form S-4/A (File No. 333-162975) (the “Registration Statement”) filed by Ensco UK, which was declared effective by the SEC on November 19, 2009. The proxy statement/prospectus that forms a part of the Registration Statement contains additional information about the Redomestication and the Merger.
     At the Effective Time, Ensco UK acquired ownership of Ensco Delaware and its subsidiaries. Pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Ensco UK is the successor issuer to Ensco Delaware and the ADSs and Class A Ordinary Shares represented thereby are deemed to be registered under Section 12(b) of the Exchange Act. The Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of Merger Agreement is qualified in its entirety by reference to such Exhibit to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The descriptions of the Second Supplemental Indenture, the Credit Facility Amendment and the Guaranty included under Item 1.01 are incorporated herein by reference.
Item 3.01 Notice of Delisting.
     As disclosed above, the ADSs will trade on the NYSE under the same symbol that the Ensco Delaware common stock traded under prior to the Effective Time. On December 22, 2009, in anticipation of all outstanding shares of Ensco Delaware common stock being converted into the right to receive ADSs in the Merger, Ensco Delaware requested that the NYSE file with the SEC a Form 25 to remove Ensco Delaware’s common stock from listing on the NYSE on December 23, 2009. Following the filing of the Form 25 by the NYSE, Ensco UK expects to file a Form 15 with the SEC to terminate the registration of Ensco Delaware’s common stock. The new listing of the ADSs on the NYSE is effective on and as of December 23, 2009.
Item 3.03 Material Modification to Rights of Security Holders.
     The information included under Items 5.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.01 Changes in Control of Registrant.
     The information included under Items 1.01, 2.01 and Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
Election of Directors and Appointment of Officers
     In connection with the Merger, each member of Ensco Delaware’s board of directors resigned prior to the Effective Time from his or her position as a member of the Ensco Delaware board of directors. As of the Effective Time, the number of directors of Ensco Delaware was reduced to a total of three, and the following persons have been elected as the directors:

David A. Armour
Dean A. Kewish
Tommy L. Rhoades
     Additionally, the following persons have been appointed to the following officer positions with Ensco Delaware, effective as of the Effective Time:

Dean A. Kewish	Vice President and Secretary
Tommy L. Rhoades	Vice President and Treasurer
Robert O. Isaac	Vice President and Assistant Secretary
Indemnification Agreements
     On December 22, 2009, Ensco UK and Ensco Delaware entered into deeds of indemnity and indemnification agreements, respectively, with each of its directors and executive officers that will indemnify such persons to the maximum extent permitted by applicable law against all losses suffered or incurred by them, among others things, that arise out of or in connection with his or her appointment as a director or officer, an act done, concurred in or omitted to be done by such person in connection with such person’s performance of his or her functions as a director or officer, or an official investigation, examination or other proceedings ordered or commissioned in connection with the affairs of the company of which he or she is serving as a director or officer at the request of the indemnifying company. The foregoing description of the indemnification agreements is qualified in its entirety by reference to the forms of Ensco Delaware indemnification agreement and Ensco UK deed of indemnity, which are filed as Exhibits 10.14 and 10.15, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Deed of Assumption and Plan Amendments
     The information under the heading “Deed of Assumption and Plan Amendments” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Employment Agreements
     On December 22, 2009, Ensco Delaware entered into an amendment and restatement of the letter agreement with William S. Chadwick, Jr., Executive Vice-President — Chief Operating Officer (the “Chadwick Amendment”), pursuant to which Mr. Chadwick is entitled to a severance payment of two times his base salary and target bonus if he is involuntarily terminated other than by reason of gross negligence, malfeasance, breach of fiduciary duty or like cause (“For Cause”). Separately, in the event of an actual or constructive termination other than For Cause within two years following a Change in Control (as defined in the Chadwick Amendment), Mr. Chadwick will be entitled to three times his most recent base salary and target bonus, as well as full vesting of outstanding equity awards, to be payable on the sixth-month anniversary of the date on which Mr. Chadwick’s employment is actually or constructively terminated.
     The foregoing summary is qualified in its entirety by reference to the Chadwick Amendment, a copy of which is attached as Exhibit 10.14 to this Current Report on Form 8-K and incorporated herein by reference.
     On December 22, 2009, Ensco Delaware entered into an amendment to the employment offer letter agreement with Daniel W. Rabun, Chairman, President and Chief Executive Officer (the “Rabun Amendment”). Pursuant to the Rabun Amendment, Mr. Rabun will be entitled to a severance payment of two times his base salary and target bonus, plus immediate vesting for 20% of the Initial Grants (as defined in the Rabun Letter Agreement) if he is involuntarily terminated other than For Cause, to be payable no later than March 15 of the calendar year immediately following the calendar year in which Mr. Rabun’s employment is involuntarily terminated. Separately, in the event of an actual or constructive termination other than For Cause within two years following a Change in Control (as defined in the Rabun Amendment), Mr. Rabun will be entitled to three times his most recent base salary and target bonus, as well as full vesting of outstanding equity awards, to be payable on the sixth-month anniversary of the date on which Mr. Rabun’s employment is actually or constructively terminated. The severance protections described above have an initial applicability of four years following the commencement of Mr. Rabun’s employment and will renew annually thereafter, unless terminated in writing by Ensco Delaware with at least one-year prior notice.
     The foregoing summary is qualified in its entirety by reference to the Rabun Amendment, a copy of which is attached as Exhibit 10.15 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On December 22, 2009, the directors of Ensco Delaware adopted an amendment to the bylaws. In connection with the Redomestication whereby Ensco UK became the successor issuer to Ensco Delaware, Ensco Delaware amended and restated its certificate of incorporation (the “Amended Certificate of Incorporation”) and bylaws (the “Amended Bylaws”) on December 22, 2009.
     The Amended Bylaws reflect the fact that the shares of Ensco Delaware’s common stock are no longer publicly-traded. Additionally, the Amended Bylaws, as well as the Amended Certificate of Incorporation, were amended to provide certain individuals with indemnification rights similar to the rights provided by the Ensco Delaware indemnification agreements.
Item 8.01 Other Events.
     On December 22, 2009, Ensco UK issued a press release announcing completion of the Redomestication. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     A Special Meeting of the Stockholders of Ensco Delaware (the “Special Meeting”) was held on December 22, 2009 to approve the Merger. As of November 16, 2009, the record date for the Special Meeting, there were 142,515,432 shares of Ensco Delaware common stock issued, outstanding and entitled to vote at the Special Meeting, and a total of 110,851,962 (or approximately 77.78%) of Ensco Delaware’s shares issued, outstanding and entitled to be voted at the Special Meeting were represented in person or by proxy at the meeting. Set forth below are the preliminary voting results for the approval of the adoption of the Merger Agreement.
•	For: 108,973,546

•	Against: 1,638,164

•	Abstain: 240,252
     The adoption of the Merger Agreement was approved by Ensco Delaware’s stockholders, as recommended by Ensco Delaware’s Board of Directors.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of November 9, 2009, between ENSCO International Incorporated and ENSCO Newcastle LLC (incorporated by reference to Annex A to the Registration Statement on Form S-4 (File No. 333-162975) filed by Ensco International plc (formerly ENSCO International Limited) on November 9, 2009).

4.1	Second Supplemental Indenture dated December 22, 2009, among ENSCO International Incorporated, Ensco International plc and Deutsche Bank Trust Company Americas, as trustee.

10.1	Deed of Assumption, dated December 22, 2009, executed by Ensco International plc.

10.2	Deed of Amendment No. 2 to the Ensco Multinational Savings Plan, dated December 21, 2009 and effective as of December 23, 2009.

10.3	ENSCO International Incorporated 2005 Long-Term Incentive Plan (As Revised and Restated on December 22, 2009 and As Assumed by Ensco International plc as of December 23, 2009), including Annex 1 and Annex 2 thereto.

10.4	Amendment to the ENSCO International Incorporated 1998 Incentive Plan, executed on December 22, 2009 and effective as of December 23, 2009.

10.5	Amendment No. 4 to the ENSCO International Incorporated 2000 Stock Option Plan, executed on December 22, 2009 and effective as of December 23, 2009.

10.6	Amendment No. 15 to the ENSCO Savings Plan, dated as of November 3, 2009.

10.7	Amendment No. 16 to the ENSCO Savings Plan, executed on December 22, 2009 and effective as of December 23, 2009.

Exhibit
Number	Description

10.8	Amendment No. 3 to the ENSCO 2005 Supplemental Executive Retirement Plan, executed on December 22, 2009 and effective as of December 23, 2009.

10.9	Amendment No. 4 to the ENSCO 2005 Non-Employee Director Deferred Compensation Plan, executed on December 22, 2009 and effective as of December 23, 2009.

10.10	Amendment No. 4 to the ENSCO Supplemental Executive Retirement Plan, executed on December 22, 2009 and effective as of the dates indicated therein.

10.11	Amendment No. 3 to the ENSCO Non-Employee Director Deferred Compensation Plan, executed on December 22, 2009 and effective as of the dates indicated therein.

10.12	Form of Indemnification Agreement of ENSCO International Incorporated.

10.13	Form of Deed of Indemnity of Ensco International plc.

10.14	Amendment and Restatement of the Letter Agreement between ENSCO International Incorporated and William S. Chadwick, Jr., dated December 22, 2009.

10.15	Amendment to the Employment Offer Letter Agreement between ENSCO International Incorporated and Daniel W. Rabun, dated December 22, 2009.

99.1	Press Release issued by ENSCO International Incorporated, dated December 22, 2009.

SIGNATURE
Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 22, 2009

ENSCO International Incorporated
By:	/s/ Cary A. Moomjian, Jr.
Cary A. Moomjian, Jr.
Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit
Number	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of November 9, 2009, between ENSCO International Incorporated and ENSCO Newcastle LLC (incorporated by reference to Annex A to the Registration Statement on Form S-4 (File No. 333-162975) filed by Ensco International plc (formerly ENSCO International Limited) on November 9, 2009).

4.1	Second Supplemental Indenture dated December 22, 2009, among ENSCO International Incorporated, Ensco International plc and Deutsche Bank Trust Company Americas, as trustee.

10.1	Deed of Assumption, dated December 21, 2009, executed by Ensco International plc.

10.2	Deed of Amendment No. 2 to the Ensco Multinational Savings Plan, dated December 21, 2009 and effective as of December 23, 2009.

10.3	ENSCO International Incorporated 2005 Long-Term Incentive Plan (As Revised and Restated on December 22, 2009 and As Assumed by Ensco International plc as of December 23, 2009), including Annex 1 and Annex 2 thereto.

10.4	Amendment to the ENSCO International Incorporated 1998 Incentive Plan, executed on December 22, 2009 and effective as of December 23, 2009.

10.5	Amendment No. 4 to the ENSCO International Incorporated 2000 Stock Option Plan, executed on December 22, 2009 and effective as of December 23, 2009.

10.6	Amendment No. 15 to ENSCO Savings Plan, dated as of November 3, 2009.

10.7	Amendment No. 16 to ENSCO Savings Plan, executed on December 22, 2009 and effective as of December 23, 2009.

10.8	Amendment No. 3 to the ENSCO 2005 Supplemental Executive Retirement Plan, executed on December 22, 2009 and effective as of December 23, 2009.

10.9	Amendment No. 4 to the ENSCO 2005 Non-Employee Director Deferred Compensation Plan, executed on December 22, 2009 and effective as of December 23, 2009.

10.10	Amendment No. 4 to the ENSCO Supplemental Executive Retirement Plan, executed on December 22, 2009 and effective as of the dates indicated therein.

10.11	Amendment No. 3 to the ENSCO Non-Employee Director Deferred Compensation Plan, executed on December 22, 2009 and effective as of the dates indicated therein.

10.12	Form of Indemnification Agreement of ENSCO International Incorporated.

10.13	Form of Deed of Indemnity of Ensco International plc.

10.14	Amendment and Restatement of the Letter Agreement between ENSCO International Incorporated and William S. Chadwick, Jr., dated December 22, 2009.

10.15	Amendment to the Employment Offer Letter Agreement between ENSCO International Incorporated and Daniel W. Rabun, dated December 22, 2009.

99.1	Press Release issued by ENSCO International Incorporated, dated December 22, 2009.